Exhibit 99.1

BowX Acquisition Corp. Announces Planned Transfer of Listing to NYSE in Connection with its Proposed Business Combination with WeWork Inc.

Reminds all stockholders to vote before the October 19, 2021 deadline

Menlo Park and New York, Oct. 8, 2021 – As previously announced on March 25, 2021, BowX Acquisition Corp. (“BowX”) and WeWork Inc. (“WeWork”) entered into a definitive merger agreement, providing for a business combination (the “Business Combination”) that will result in WeWork becoming a publicly listed company.

As previously announced in the definitive proxy statement/prospectus that was filed with the Securities and Exchange Commission on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021, upon closing of the business combination, BowX intends to voluntarily remove the listing of its shares of common stock, warrants and units from the Nasdaq Capital Market (“Nasdaq”) and to then list the shares of common stock and warrants of the post-combination company, to be renamed WeWork Inc., on The New York Stock Exchange (the “NYSE”) under the ticker symbols “WE” and “WE WS”, respectively. BOWX’s Class A common stock, warrants and units will continue to trade on the Nasdaq until the closing of the Business Combination.

In compliance with Nasdaq’s Listing Rules, today BowX provided Nasdaq with notice of its intent to delist its shares and warrants from Nasdaq after market close on October 20, 2021. The NYSE listing and Nasdaq delisting are subject to the closing of the business combination and fulfillment of all NYSE listing requirements.

About BowX Acquisition Corp.

BowX is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. While the Company may pursue an initial target business in any stage of its corporate evolution or in any industry or sector, it initially intends to focus its search on target businesses in the technology, media and telecommunications industries. The Company is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012.

Additional Information and Where to Find It

This press release relates to a proposed transaction between BowX and WeWork. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WeWork, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX has filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-4 (Registration No. 333-256133) filed with the SEC. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation is contained in the registration statement and the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WeWork and BowX include statements regarding the benefits of the transaction, the clear path to positive adjusted EBITDA, WeWork’s ability to continue self-funding its growth into the future, the amount of cash the transaction will provide WeWork, the anticipated timing of the transaction and the products and markets of WeWork. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WeWork’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WeWork and potential difficulties in WeWork employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WeWork or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or WeWork operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or WeWork’s business, WeWork’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WeWork and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WeWork nor BowX gives any assurance that either WeWork or BowX, or the combined company, will achieve its expectations.

Contacts

Investors

Chandler Salisbury

investor@wework.com

Media

Nicole Sizemore

press@wework.com